UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

November 9, 2011
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 625 – 4 Avenue S.W.
Calgary, Alberta, Canada    T2P 0K2
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Items 2.02.           Results of Operations and Financial Condition.

On November 14, 2011, GeoGlobal Resources Inc. (the “Company”) issued a press release announcing its operating highlights and selected financial results for the quarter ended September 30, 2011.  A copy of the Company’s press release dated November 14, 2011 is attached hereto as Exhibit 99.1.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)(1).	Our Board of Directors on November 13, 2011 amended Section 1.4 of our Bylaws.

(a)(2).                      As amended, Section 1.4 of our Bylaws now reads; “Except as otherwise required by Delaware law or the Certificate of Incorporation, the holders of record of 33 1/3% of the shares of stock entitled to be voted present in person or represented by proxy at a meeting shall constitute a quorum for the transaction of business at the meeting, but in the absence of a quorum the holders of record present or represented by proxy at such meeting may vote to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is obtained.  At any such adjourned session at the meeting at which there shall be present or represented the holders of record of the requisite number of shares, any business may be transacted that might have been transacted at the meeting as originally called.”

Item 8.01.             Other Events.

On November 9, 2011, GeoGlobal Resources Inc. (GeoGlobal) issued a press release announcing we were hosting a conference call to discuss financial results for the third quarter ended September 30, 2011.  The press release is attached hereto as Exhibit 99.2.

Further, on November 15, 2011, GeoGlobal issued a press release announcing we entered into a private placement transaction for a minimum of $3.9 million.  A copy of the Company’s press release dated November 15, 2011 is attached hereto as Exhibit 99.3.

The information in this report and the related exhibits are being “furnished” and are not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act.  By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.         The following exhibits are furnished with this report:
Exhibit 99.1         Press Release of GeoGlobal Resources Inc. dated November 14, 2011.
Exhibit 99.2         Press Release of GeoGlobal Resources Inc. dated November 9, 2011.
Exhibit 99.3         Press Release of GeoGlobal Resources Inc. dated November 15, 2011.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 15, 2011

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Paul B. Miller
Paul B. Miller
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of GeoGlobal Resources Inc. dated November 14, 2011.
99.2	Press Release of GeoGlobal Resources Inc. dated November 9, 2011.
99.3	Press Release of GeoGlobal Resources Inc. dated November 15, 2011.